CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statements on Form F-3 (File No. 333- 276209) and Form S-8 (No. 333-261422) of our report dated July 8, 2026, relating to the consolidated financial statements of GreenPower Motor Company Inc. appearing in this Annual Report on Form 20-F.

/s/ DAVIDSON & COMPANY LLP

Chartered Professional Accountants	Vancouver, Canada

August 17, 2026